Rule 497(e)

File Nos. 002-89550; 811-03972

FUTUREFUNDS SERIES ACCOUNT

Group Flexible Premium Variable Annuity Contracts

of

Empower Annuity Insurance Company of America

Supplement dated January 20, 2023

to the Prospectus and Statement of Additional Information (“SAI”), each dated April 29, 2022

This Supplement amends certain information contained in the Prospectus and SAI, each dated April 29, 2022.

At a meeting held on September 19 – September 20, 2022, the Board of Directors of the Invesco American Value Fund approved an Agreement and Plan of Reorganization (the “Agreement”) that provides for the merger of the Invesco American Value Fund (“Acquired Fund”), with and into the Invesco Value Opportunities Fund (“Acquiring Fund”). It is anticipated the merger will be completed on or about February 10, 2023 (the “Merger Date”).

If you have any questions regarding this Supplement, please call Empower Annuity Insurance Company of America toll-free at (800) 537-2033.

This Supplement must be accompanied by, and read in conjunction with, the current Prospectus and SAI, each dated April 29, 2022.

Please read this Supplement carefully and retain it for future reference.